UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2011

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(Address of principal executive offices and zip code)

(405) 600-0711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Issuance and Sale of Senior Notes

The information included in Item 2.03 of this Current Report on Form 8-K under the captions “Issuance and Sale of Senior Notes” and “Registration Rights Agreement,” including the summaries of the Indenture and Registration Rights Agreement contained therein, is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Issuance and Sale of Senior Notes

On February 9, 2011, GMX Resources Inc. (the “Company”) successfully completed the issuance and sale of $200,000,000 aggregate principal amount of 11.375% Senior Notes due 2019 (the “Notes”). The Notes are jointly and severally, and unconditionally, guaranteed (the “Guarantees”) on a senior unsecured basis initially by two of the Company’s wholly-owned subsidiaries, and all of the Company’s future subsidiaries other than immaterial subsidiaries (such guarantors, the “Guarantors”). The Notes and the Guarantees were offered and sold in private transactions in accordance with Rule 144A and Regulation S under the Securities Ac of 1933, as amended (the “Securities Act”). The Notes and Guarantees have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The purchase price for the Notes and Guarantees was 96.833% of their principal amount. The net proceeds from the issuance of the Notes were approximately $187.1 million after discounts and estimated offering expenses. The Company intends to use the net proceeds of this offering (i) to fund an offer to purchase up to $50.0 million of our 5.00% convertible senior notes due 2013, (ii) to repay the current outstanding balance under its secured revolving credit facility, (iii) to fund the cash portion of the purchase price of pending acquisitions of undeveloped oil and gas leases for approximately $68.3 million, (iv) to fund our exploration and development program and (v) for other general corporate purposes.

The Notes and the Guarantees were issued pursuant to an indenture dated as of February 9, 2011 (the “Indenture”), by and among the Company, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”).

Interest on the Notes will accrue from and including February 9, 2011 at a rate of 11.375% per year. Interest on the Notes is payable semi-annually in arrears on February 15 and August 15 of each year, commencing on August 15, 2011. The Notes mature on February 15, 2019.

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of certain of its subsidiaries to:

•	incur additional indebtedness;

•	issue preferred stock;

•	pay dividends or repurchase or redeem capital stock;

•	make certain investments;

•	incur liens;

•	enter into certain types of transactions with its affiliates;

•	limit dividends or other payments by the Company’s restricted subsidiaries to the Company; and

•	sell assets, or consolidate or merge with or into other companies.

These limitations are subject to a number of important exceptions and qualifications.

Upon an Event of Default (as defined in the Indenture), the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal of all the Notes to be due and payable immediately.

At any time on or prior to February 15, 2014, the Company may, at its option, redeem up to 35% of the Notes, including additional notes, with the proceeds of certain public offerings of its common stock at a price of 111.375% of their principal amount plus accrued interest, provided that:

•	at least 65% of the aggregate principal amount of the notes originally issued remains outstanding after the redemption; and

•	the redemption occurs within 90 days after the closing of the related public offering.

At any time on or prior to February 15, 2015, the Company may, at its option, redeem the Notes at a redemption price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date plus a “make-whole” premium.

On or after February 15, 2015, the Company may, at its option, redeem some or all of the Notes at any time at the redemption prices set forth below, plus accrued and unpaid interest, if any, to the redemption date:

Year	Percentage
2015	108.531%
2016	105.688%
2017	102.844%
2018 and thereafter	100.000%

If the Company experiences certain kinds of changes of control, holders of the Notes will be entitled to require the Company to purchase all or a portion of the Notes at 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase.

A copy of the Indenture is being filed as Exhibit 4.1 hereto, and the form of the Global Note included as Exhibit A to the Indenture is being filed as Exhibit 4.2 hereto, and are incorporated herein by reference.

Registration Rights Agreement

On February 9, 2011, in connection with the closing of the Notes offering, the Company and each of the Guarantors under the Indenture (the Guarantors, together with the Company, the “Issuers”) entered into a Registration Rights Agreement with the initial purchasers of the Notes, pursuant to which the Issuers agreed to (a) (i) use its best efforts to prepare and, within 180 days after February 9, 2011 file with the SEC a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a registered offer to exchange any and all of the Notes (including the guarantees with respect thereto) for a like aggregate principal amount of notes that are identical in all material respects to the Notes (except that the exchange notes will not contain restrictive legends, transfer restrictions or liquidated damages upon a Registration Default (as defined in the Registration Rights Agreement)) and/or (ii) under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale by certain holders of the Notes and the guarantees thereof, (b) use their reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act and (c) use their reasonable best efforts to consummate the exchange offer within 360 days after February 9, 2011. If the Issuers fail to comply with certain obligations under the Registration Rights Agreement, they will be required to pay liquidated damages to the holders of the Notes in accordance with the provisions of the Registration Rights Agreement.

A copy of the Registration Rights Agreement is being filed as Exhibit 4.3 hereto and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On February 9, 2011, the Company issued a press release regarding the satisfaction of the financing conditions to its tender offer for its 5.00% convertible senior notes due 2013. The Company is filing a copy of the press release as Exhibit 99.1 hereto, which is incorporated by reference to this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

4.1	Indenture dated as of February 9, 2011, by and among GMX Resources Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of 11.375% Senior Note due 2019 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K).

4.3	Registration Rights Agreement dated as of February 9, 2011, by and among GMX Resources Inc., the Guarantors named therein and the initial purchasers party thereto.

99.1	Press Release dated February 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: February 9, 2011	By:	/s/ James A. Merrill
		Name:	James A. Merrill
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture dated as of February 9, 2011, by and among GMX Resources Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of 11.375% Senior Note due 2019 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K).

4.3	Registration Rights Agreement dated as of February 9, 2011, by and among GMX Resources Inc., the Guarantors named therein and the initial purchasers party thereto.

99.1	Press Release dated February 9, 2011